UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2021

THE HEALING COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152805	26-2862618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 S. Carson Street, Suite 4 Carson City, NV	89701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +1 917 310 3069

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	THCC	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Reference is made to the disclosure appearing under Item 8.01 below.

Item 8.01 Other Events

In cooperation with its major shareholder, The Healing Company Inc. (OTCBB: THCC) (the "Company") will seek to redefine and more narrowly tailor its corporate objectives to establish a platform of companies that source, harvest and utilize the most natural compounds for holistic nutrition from around the world. In doing so, the Company intends to offer the best natural remedies to connect humans with nature, and prevent and heal lifestyle diseases on a broad scale.

Since 2010, the Company's plan has been to seek, investigate, and consummate a merger or other business combination, purchase of assets or other strategic transaction with a corporation, partnership, limited liability company or other operating business entity desiring the perceived advantages of becoming a publicly reporting and publicly held corporation. It now intends to focus this search on enterprises in the holistic nutrition sector.

The Company currently has no definitive agreements or understandings with any prospective business combination candidates and there are no assurances that the Company will find a suitable business with which to combine. The implementation of its business objectives is wholly contingent upon a business combination and/or the successful sale of the Company's securities. The Company intends to utilize the proceeds of any offering, any sales of equity securities or debt securities, bank and other borrowings or a combination of those sources to affect a business combination with a target business which the Company believes has significant growth potential. While the Company may, under certain circumstances, seek to effect business combinations with more than one target business, unless additional financing is obtained, the Company will not have sufficient proceeds remaining after an initial business combination to undertake additional business combinations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HEALING COMPANY INC.

Date: August 5, 2021	By:	/s/ Larson Elmore
Larson Elmore
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Director

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